                                                                    EXHIBIT 24.1




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints Kurt L. Wright, Rufus A. Chambers, Jr. and Samuel F. Hatcher, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-11 for Chastain Capital Corporation (File No. 333-42629) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and to sign and file any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 20th day of February, 1998.


                                    /s/ W.J. Smith
                                    ----------------------------------------
                                    W.J. Smith


Sworn to and subscribed
before me this 20th day
of February, 1998


/s/
----------------------
Notary Public

My Commission expires:




-----------------------------
[Notarial Seal]

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints Kurt L. Wright, Rufus A. Chambers, Jr. and Samuel F. Hatcher, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-11 for Chastain Capital Corporation (File No. 333-42629) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and to sign and file any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 20th day of February, 1998.



                                    /s/ Harald R. Hansen
                                    ----------------------------------------
                                    Harald R. Hansen


Sworn to and subscribed
before me this 20th day
of February, 1998


/s/
----------------------
Notary Public

My Commission expires:




-----------------------------
[Notarial Seal]

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints Kurt L. Wright, Rufus A. Chambers, Jr. and Samuel F. Hatcher, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-11 for Chastain Capital Corporation (File No. 333-42629) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and to sign and file any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 20th day of February, 1998.



                                    /s/ Elizabeth Kennan
                                    ----------------------------------------
                                    Elizabeth Kennan


Sworn to and subscribed
before me this 20th day
of February, 1998


/s/
----------------------
Notary Public

My Commission expires:




-----------------------------
[Notarial Seal]